ADVANCED SERIES TRUST
AST Goldman Sachs Large Cap Value Portfolio

Supplement dated December 6, 2011 to the Prospectus and Statement of Additional Information dated May 1, 2011

Effective December 29, 2011, due to changes in sector research coverage assignments, Dolores Bamford will no longer serve as a portfolio manager to the AST Goldman Sachs Large Cap Value Portfolio. All references to Ms. Bamford in the Prospectus and Statement of Additional Information are deleted as of that date.

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